SCHEDULE 14A INFORMATION
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]Preliminary Proxy Statement                 [ ]Confidential, for Use of the
[ ]Definitive Proxy Statement                     Commission Only (as permitted
[X]Definitive Additional Materials                by Rule 14a-6(e)(2))
[ ]Soliciting Material Under Rule 14a-12

                              CENTRAL BANCORP, INC.
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment  of Filing Fee (Check the appropriate box):
[x]   No fee required.
[ ]   Fee  computed on table below per  Exchange  Act Rules  14a-6(i)(1)  and
      0-11.

      1.  Title of each class of securities to which transaction applies:

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      2. Aggregate number of securities to which transaction applies:

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      3. Per  unit  price  or other  underlying  value  of  transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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      4. Proposed maximum aggregate value of transaction:

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      5. Total fee paid:

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[ ]   Fee paid previously with preliminary materials:___________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1. Amount Previously Paid:

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      2. Form, Schedule or Registration Statement No.:

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      3. Filing Party:

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      4. Date Filed:

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
                              CENTRAL BANCORP, INC.

TO:  PARTICIPANTS IN THE CENTRAL CO-OPERATIVE BANK EMPLOYEE
     STOCK OWNERSHIP PLAN

Under the terms of the Central Co-operative Bank Employee Stock Ownership Plan (the "ESOP"), you have the right to direct the ESOP Trustees as to the manner in which you wish to vote the shares of common stock of Central Bancorp, Inc. ("Central") allocated to your ESOP account at Central's 2002 Annual Meeting of Stockholders.

We have previously furnished to you a copy of Central's proxy statement and its 2002 Annual Report to Stockholders. Enclosed for your review with this letter is a copy of The PL Capital Group proxy statement dated September 5, 2002, The PL Capital Group letter dated September 12, 2002, with attachments, and Central's letters dated September 6, 2002, September 16, 2002 and September 20, 2002.

IF YOU DO NOT WISH  TO CHANGE YOUR VOTE.
          ---
If you do not wish to change your voting instructions you previously submitted to Computershare, the confidential voting agent, please SIGN and DATE the side
                                                          ----     ----
of the enclosed form entitled "Acknowledgement and Consent Form".

IF YOU WISH TO CHANGE YOUR VOTE, OR IF YOU HAVE NOT PREVIOUSLY VOTED AND WISH TO VOTE.
If you wish to change  the  voting  instructions  you  previously  submitted  to
Computershare, or if you have not previously voted and wish to vote, please vote, SIGN and DATE the side of the enclosed form entitled "Revocable ESOP
       ----     ----
Participant Direction Form".

WHEN TO SUBMIT YOUR ESOP PARTICIPANT DIRECTION FORM OR ACKNOWLEDGEMENT AND CONSENT FORM.

In order to be effective, your instructions must be received by Computershare, the confidential voting agent, not later than 9:30 a.m., Eastern Time, September 30, 2002. Your form should be placed in the enclosed return envelope addressed to Computershare. You may deliver his envelope to any branch office of Central Bank before 9:00 a.m., Eastern Time, September 30, 2002 or call 617-629-4291 for delivery or pick-up instructions.

If you have any questions, please call 617-629-4291.

ESOP Trustees

                              CENTRAL BANCORP, INC.

                    REVOCABLE ESOP PARTICIPANT DIRECTION FORM

               ANNUAL MEETING OF STOCKHOLDERS, SEPTEMBER 30, 2002
      THIS DIRECTION FORM IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

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PLEASE  VOTE,  SIGN AND DATE THIS FORM ONLY IF YOU WISH TO CHANGE YOUR  PREVIOUS
VOTES OR IF YOU HAVE NOT ALREADY VOTED. OTHERWISE, PLEASE REVIEW, SIGN AND DATE THE REVERSE SIDE OF THIS FORM.
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The  undersigned  hereby  instructs the ESOP  Trustee(s)  (currently  Gregory W.
Boulos and Terence D. Kenney), or their successors, to vote, either by ballot or by proxy, all shares of common stock of Central Bancorp, Inc. (the "Company") which are allocated to the account(s) of the undersigned pursuant to the Central Co-operative Bank Employee Stock Ownership Plan (the "ESOP") at the Annual Meeting of Stockholders to be held at the Somerville Holiday Inn, 30 Washington Street, Somerville, Massachusetts on Monday, September 30 at 11:00 a.m., and at any and all adjournments thereof.

The undersigned acknowledges receipt from the Company prior to the execution of this form of Notice of the Meeting, a Proxy Statement dated August 30, 2002, and the Company's Annual Report to Stockholders. The undersigned also acknowledges receipt prior to the execution of this form of The PL Capital Group Proxy Statement dated September 5, 2002 and the PL Capital Group letter dated September 12, 2002, with attachments.

In order to be effective, voting instructions must be received by Computershare, the confidential voting agent, no later than 9:30 a.m., Eastern Time, September 30, 2002. You must specifically mark your instructions on this form. Items left blank will not be considered instructions to the ESOP Trustee(s).

The Board of Directors of the Company recommends a vote "FOR" each of the three Central Bancorp nominees listed below.

                Please sign exactly as your name appears hereon.
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
                                                         --------------------------------------------------
[x]PLEASE MARK  VOTE AS IN THIS EXAMPLE                  THE ESOP TRUSTEE(S) WILL VORTE AS DIRECTED
    VOTE FOR UP TO THREE(3) NOMINEES                     HEREON.  THIS REVOCABLE ESOP PARTICIPANT
         IN TOTAL                                        DIRECTION FORM CONFERS DISCRRETIONARY
                                                         AUTHORITY PRESENTED AT THE MEETING.  IF ANY
The election as directors of the nominees listed         OTHER BUSINESS IS PRESENTED AT THE MEETING,
below (except as noted to the contrary).  Vote           INCLUDING MATTERS RELATING TO THE CONDUCT OF
for up to three (3) nominees in total                    THE MEETING, THE ESOP TRUSTEE(s0 WILL VOTE IN
                                                         HIS (THEIR) DISCRETION AND IN ACCORDANCE WITH
Central Bancorp Nominees                                 THE APPLICABLE FIDUCIARY PRINCIPLES.  AT THE
                           For      Withhold             PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF
     Marat E. Santini      ___        ___                NO OTHER BUSINESS TO BE PRESENTED AT THE
     John F. Gilgun, Jr.   ___        ___                MEETING.  IF NO INSTRUCTIONS ARE SPECIFIED, THIS
     Paul E. Bulman        ___        ___                AND ALL SHARES ALLOCATED TO YOUR ACCOUNT(S)
                                                         WILL BE VOTED BY THE ESOP TRUSTEE(S) IN
                                                         ACCORDANCE WITH THE TERMS OF THE ESOP,
    The PL Capital Group Nominees                        SUBJECT TO THE ESOP TRUSTEE(S) RESPONSIBILITIES
                           For      Withhold             UNDER APPLICABLE LAW.
     Garrett Goodbody      ___        ___                --------------------------------------------------
     Richard Fates         ___        ___


Please be sure to sign and date this Direction Form


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ESOP Participant Sign Here                  Date

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

                              CENTRAL BANCORP, INC.

                        ACKNOWLEDGEMENT AND CONSENT FORM


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PLEASE SIGN AND DATE THIS FORM IF YOU DO NOT WISH TO CHANGE YOUR PREVIOUS VOTES.
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The  undersigned  hereby  acknowledges  receipt  from the  Company  prior to the execution of this form of Notice of the Meeting, a proxy statement dated August 30, 2002, and the Company's Annual Report to Stockholders. The undersigned also acknowledges receipt prior to the execution of this form of The PL Capital Group Proxy Statement dated September 5, 2002 and The PL Capital Group letter dated September 12, 2002, with attachments.

The undersigned further acknowledges that he/she has had an opportunity to review these materials, and by his/her signature below consents to the votes cast by the undersigned on the Revocable ESOP Participant Direction form previously submitted to Computershare, the confidential voting agent.

This form must be received by Computershare, the confidential voting agent, no later than 9:30 a.m., Eastern Time, September 30. 2002.


Please be sure to sign and date
this Acknowledgement and Consent Form


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ESOP Participant Sign Here          Date